SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 25, 2003

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	0-12138	08-2619298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS		02134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

In a previously filed current Report on Form 8-K, filed on May 8, 2003, with the Securities and Exchange Commission, the Registrant, New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) reported the following acquisition:

On April 25, 2003, a subsidiary of the Registrant acquired an apartment complex consisting of 184 one and two bedroom residential units and the eight-acre parcel it is located on in Framingham, Massachusetts commonly know as 9 School Street. The property was acquired from Robert L. Aron and Douglas A. Aron. The sellers have no relationship to the Registrant or any of its affiliates. The property was acquired by School Street 9, LLC (“School Street”), a Delaware limited liability company, of which the Registrant is the sole member. School Street 9, Inc. (the “Manager”), a Massachusetts corporation wholly owned by the Registrant, is a manager of School Street. School Street and the Manager were formed for the specific purpose of acquiring the property.

The total purchase price was Twenty-Three Million Dollars ($23,000,000), and was determined in arm’s length negotiations. The Registrant financed the purchase price in part through use of the Registrant’s operating cash and cash reserves. In addition, the Registrant obtained a loan in the amount of Seventeen Million Dollars ($17,000,000) from Wachovia Bank, National Association. This loan has a ten (10) year term and is amortized over thirty (30) years, bears interest at the fixed rate of five and 47/100 percent (5.47%) and is non-recourse to the Registrant (subject to certain customary carve-outs). Only earned interest is due and payable during the first three years of the loan term, and the loan cannot be prepaid prior to maturity without incurring a significant prepayment penalty.

At the time of the filing of the Current Reports on Form 8-K, filed May 8, 2003, with respect to the acquisition referred to above, the financial statements relating to foregoing matters were not available. Since the filing of such Reports, the Registrant’s accountants have reviewed and prepared the following pro forma financial statements, which include the financial information relating to the acquired property. The Registrant has filed this Amendment which is intended to amend the current 8-K previously filed and referred to above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     AUDITED FINANCIAL STATEMENTS OF PROPERTY ACQUIRED – 9 SCHOOL STREET, FRAMINGHAM, MA.

Statement of Revenue and Certain Expenses

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the year ended December 31, 2002.

Notes to Statement of Revenue and Certain Expenses.

(b)     UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

Pro Forma Consolidated Balance Sheet as of March 31, 2003

Pro Forma Consolidated Income Statement for the Three Months Ended March 31, 2003

Pro Forma Consolidated Income Statement for the Year Ended December 31, 2002

Pro Forma Consolidated Estimated Taxable Operating Results for the Twelve months Ended March 31, 2003.

Pro Forma Consolidated Estimated Cash Made Available by Operations for the Twelve Months Ended March 31, 2003.

(c)     EXHIBITS

Consent of Miller Wachman LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
(Registrant)

	By:	NEWREAL, INC., ITS GENERAL
PARTNER
(Functional Equivalent of Chief Executive
Officer and Principal Financial Officer)

Date: July 7, 2003	By:	/s/ RONALD BROWN
Ronald Brown, President

Report of Independent Auditors

To the Partners

New England Realty Associates Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of 9 School Street, Framingham, MA (School Street or the Property) for the year ended December 31, 2002. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of School Street are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly in all material respects, the revenues and certain expenses, as defined above, of 9 School Street for the year ended December 31, 2002, in conformity with generally accepted accounting principles.

/s/ Miller Wachman LLP

Boston, Massachusetts

June 24, 2003

9 School Street, Framingham, MA

Statement of Revenue and Certain Expenses

Year Ended December 31, 2002

Revenue:
Rental Income	$2,137,985
Laundry and Sundry Income	95,794

Total Revenue	2,233,779

Certain Expenses:
Operating	232,794
Renting	71,954
Repairs and Maintenance	228,975
Taxes and Insurance	163,254

Total of certain expenses	696,977

Excess of Revenue over Certain Expenses	$1,536,802

See Notes to the Statement of Revenue and Certain Expenses

9 School Street, Framingham, MA

Notes to Statement of Revenues and Certain Expenses

Year ended December 31, 2002

1.                    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

ORGANIZATION

On April 25, 2003, a subsidiary of the Registrant acquired an apartment complex consisting of 184 one and two bedroom residential units and the eight-acre parcel it is located on in Framingham, Massachusetts commonly know as 9 School Street. The sellers have no relationship to the Registrant or any of its affiliates.

BASIS OF PRESENTATION

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing of Form 8-K by NERA). It excludes certain material expenses including interest expense, management fees, depreciation and amortization, and non-operating items that would not be comparable to those resulting from the proposed future operations of the property and is not intended to be a complete presentation of School Street’s historical revenues and expenses.

REVENUE RECOGNITION

Rental income from residential properties is recognized monthly over the term of the related lease. Leases are generally for one year or less. Amounts 60 days in arrears are charged against income.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of March 31, 2003 gives effect to the New England Realty Associates Limited Partnership acquisition and financing described in Note A, as if such transaction had been completed at March 31, 2003. The following unaudited pro forma consolidated statements of income for the three months ended March 31, 2003, and for the twelve months ended December 31, 2002, are presented as if the 2003 acquisition and financings were effective January 1, 2002.

The pro forma information is based on the historical financial statements of NERA and gives effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisition and financing had occurred as assumed. They should be read in conjunction with the historical financial statements of NERA, included in its Form 10-K for the year ended December 31, 2002, its Form 10-Q for the three months ended March 31, 2003, and the historical operating summary of the School Street property elsewhere herein.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2003

		Pro Forma
	Historic NERA	Adjustments* 9 School Street	Consolidated Totals
Assets

Rental Properties	$108,776,106	$23,433,639	$132,209,745
Less: Accumulated Depreciation	30,176,353		30,176,353
Net Rental Properties	78,599,753	23,433,639	102,033,392

Cash and Cash Equivalents	17,893,433	(5,806,677)	12,086,756
Rents Receivable	616,023		616,023
Real Estate Tax Escrows	492,885		492,885
Prepaid Expenses and Other Assets	3,084,097	(408,966)	2,675,131
Investment in Joint Venture	1,394,592		1,394,592
Financing and Leasing Fees	660,557	44,488	705,045

Total Assets	$102,741,340	$17,262,484	$120,003,824

Liabilities and Partners’ Capital

Mortgage Payable	$82,647,820	$17,000,000	$99,647,820
Accounts Payable and Accrued Expenses	1,209,491		1,209,491
Advance Rental Payments and Security Deposits	3,193,676	262,484	3,456,160

Total Liabilities	87,050,987	17,262,484	104,313,471

Partners’ Capital	15,690,353		15,690,353

Total Liabilities and Partners’ Capital	$102,741,340	$17,262,484	$120,003,824

* See Note A to Unaudited Pro Forma Consolidated Financial Statements

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Three Months Ended March 31, 2003

		Pro Forma
	Historic NERA	Adjustments* 9 School Street	Consolidated Totals
Revenues:
Rental Income	$7,461,292	$732,679	$8,193,971
Laundry & Sundry	70,800	17,555	88,355
Total Revenues:	7,532,092	750,234	8,282,326

Expenses:
Administrative	363,816		363,816
Depreciation and Amortization	1,112,863	209,918	1,322,781
Interest	1,659,167	232,475	1,891,642
Management Fees	296,338	30,009	326,347
Operating	990,816	72,629	1,063,445
Renting	62,965	13,239	76,204
Repairs and Maintenance	813,111	50,591	863,702
Taxes and Insurance	795,209	29,634	824,843

Total Operating Expenses	6,094,285	638,495	6,732,780

Income from Operations:	1,437,807	111,739	1,549,546

Other Income (Loss):
Interest Income	55,528		55,528
Income from investment in partnership and joint venture	(20,677)		(20,677)

Net Income:	$1,472,658	$111,739	$1,584,397

Net Income per Unit:	8.50		9.15
Weighted Average Number of units outstanding:	173,252		173,252

* See Note B to Unaudited Pro Forma Consolidated Financial Statements.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Year Ended December 2002

		Pro Forma
	Historic NERA	Adjustments* 9 School Street	Consolidated Total
Revenues:
Rental Income	$29,000,196	$2,137,985	$31,138,181
Laundry & Sundry	273,262	95,794	369,056
Total Revenues:	29,273,458	2,233,779	31,507,237

Expenses:
Administrative	1,399,726		1,399,726
Depreciation and Amortization	4,334,660	836,700	5,171,360
Interest	6,567,578	929,900	7,497,478
Management Fees	1,202,704	89,351	1,292,055
Operating	2,467,881	232,794	2,700,675
Renting	356,785	71,954	428,739
Repairs and Maintenance	3,466,552	228,975	3,695,527
Taxes and Insurance	2,936,373	163,254	3,099,627

Total Operating Expenses	22,732,259	2,552,928	25,285,187

Income Before Other Income and Discontinued Operations	6,541,199	(319,149)	6,222,050

Other Income (Loss):
Interest Income	275,685		275,685
Income from investment in partnership and joint venture	(61,787)		(61,787)

Income from Continuing Operations	6,755,097	(319,149)	6,435,948

Discontinued Operations
Income from discontinued operations	60,738		60,738
Gain on sale of real estate from discontinued operations	1,009,302		1,009,302

Net Income	$7,825,137	$(319,149)	$7,505,988

Net Income per Unit:
Income before discontinued operations	38.99		37.15
Income from discontinued operations	6.18		6.17
Net Income per Unit	45.17		43.32
Weighted Average Number of Units Outstanding	173,252		173,252

* See Note C to Unaudited Pro Forma Consolidated Financial Statements.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Estimated Taxable Operating Results

For the Twelve Months Ended March 31, 2003

	Pro Forma
	Consolidated Income Statement	Adjustments*	Consolidated Taxable Income

Revenues:
Rental Income	$31,408,686		$31,408,686
Laundry & Sundry	370,393		370,393
Total Revenues:	31,779,079		31,779,079

Expenses:
Administrative	1,394,133		1,394,133
Depreciation and Amortization	5,245,842	$(574,000)	4,671,842
Interest	7,571,989		7,571,989
Management Fees	1,293,057		1,293,057
Operating	3,008,219		3,008,219
Renting	423,471		423,471
Repairs and Maintenance	3,836,253		3,836,253
Taxes and Insurance	3,158,750		3,158,750

Total Operating Expenses	25,931,714	(574,000)	25,357,714

Income from Continuing Operations	5,847,365	574,000	6,421,365

Other Income (Loss):
Interest Income	265,151		265,151
Income from investment in partnership and joint venture	(76,656)		(76,656)

Taxable Operating Income from Continuing Operations	$6,035,860	$574,000	$6,609,860

Summary
Historic Properties	$6,359,583	$423,460	$6,783,043
9 School Street (Acquisition)	(323,723)	150,540	(173,183)
	$6,035,860	$574,000	$6,609,860

* See Note E to Unaudited Pro Forma Consolidated Financial Statements.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Estimated Cash Made Available by Operations

For the Twelve Months Ended March 31, 2003

	Pro Forma
	Consolidated Income Statement	Adjustments*	Consolidated Operating Cash Flow

Revenues:
Rental Income	$31,408,686		$31,408,686
Laundry & Sundry	370,393		370,393
Total Revenues:	31,779,079		31,779,079

Expenses:
Administrative	1,394,133		1,394,133
Depreciation and Amortization	5,245,842	$(5,245,842)
Interest	7,571,989		7,571,989
Management Fees	1,293,057		1,293,057
Operating	3,008,219		3,008,219
Renting	423,471		423,471
Repairs and Maintenance	3,836,253		3,836,253
Taxes and Insurance	3,158,750		3,158,750

Total Operating Expenses	25,931,714	(5,245,842)	20,685,872

Income From Continuing Operations	5,847,365	5,245,842	11,093,207

Other Income (Loss):
Interest Income	265,151		265,151
Income from investment in partnership and joint venture	(76,656)	169,156	92,500

Cash Made Available from Continuing Operations	$6,035,860	$5,414,998	$11,450,858

Summary
Historic Properties	$6,359,583	$4,578,298	$10,937,881
9 School Street (Acquisition)	(323,723)	836,700	512,977
	$6,035,860	$5,414,998	$11,450,858

* See Note D to Unaudited Pro Forma Consolidated Financial Statements

New England Realty Associates Limited Partnership

Notes to Unaudited Pro Forma Consolidated Financial Statements

A.           ADJUSTMENTS TO PRO FORMA MARCH 31, 2003 BALANCE SHEET.

The following summarizes the April 25, 2003 transaction to be included in the pro forma balance sheet which is more fully described in forms 8-K previously filed by NERA and in the Item 2 above.

Pro Forma Balance Sheet Adjustments 9 School Street Apartments

Date of Acquisition:	April 25, 2003

Purchase price and related acquisition costs	$23,433,639

Mortgage incurred at acquisition

<17,000,000

>

Prepaid Expenses (purchase deposit) and Other Assets	<408,966	>

Security Deposit and Advance Rental Payments	<262,484	>

Deferred Financing Costs	44,488

Cash Used	$5,806,677

B.             ADJUSTMENT MADE TO PRO FORMA INCOME STATEMENT FOR THE THREE MONTHS ENDED MARCH 31, 2003

	Historic Operation of School Street	Pro Forma
		Adjustments	Consolidated Totals

Revenue
Rental Income	$732,679		$732,679
Laundry and sundry income	17,555		17,555
	750,234		750,234
Expenses
Depreciation and amortization		$209,918	209,918
Interest		232,475	232,475
Management fees		30,009	30,009
Operating	85,868		85,868
Repairs and maintenance	50,591		50,591
Taxes and insurance	29,634		29,634
	166,093	472,402	638,495

Income before other income and discontinued operations	$584,141	$(472,402)	$111,739

(1)                                  The above table includes the adjustments needed to pro forma the 2003 transaction as though it was completed as of January 1, 2003.

(2)                                  Rental Income is computed from the 2003 pro forma income statement.

Depreciation and amortization is computed on historical cost assuming purchase at January 1, 2003. Interest is computed on the mortgage to adjust interest expense as though the debt was incurred at January 1, 2003. Management fees are computed at 4 percent of rental income. Other operating expenses are based upon the three months ended March 31, 2003 historical financial statements.

C                ADJUSTMENT MADE TO THE PRO FORMA INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2002.

	Historic Operation of School Street	Pro Forma
		Adjustments	Consolidated Totals

Revenue
Rental Income	$2,137,985		$2,137,985
Laundry and sundry income	95,794		95,794
	2,233,779		2,233,779

Expenses
Depreciation and amortization		$836,700	836,700
Interest		929,900	929,900
Management fees		89,351	89,351
Operating	304,748		304,748
Repairs and maintenance	228,975		228,975
Taxes and insurance	163,254		163,254
	696,977	1,855,951	2,552,928

Income before other income and discontinued operations	$1,536,802	$(1,855,951)	$(319,149)

(1)                                  The above table includes the adjustments need to pro forma the 2003 acquisition as though it was completed as of January 1, 2002.

(2)                                  Rental Income is computed on the historical 2002 financial statement.

Depreciation and amortization is computed on historical cost assuming purchase at January 1, 2002. Interest is computed on the mortgage to adjust interest expense as though the debt was incurred at January 1, 2002. Management fees are computed at 4 percent of rental income. Other operating expenses are based upon the 2002 historical financial statements.

D.            ADJUSTMENT MADE TO THE PRO FORMA CONSOLIDATED TAXABLE OPERATING RESULTS FOR THE TWELVE MONTHS ENDED MARCH 31, 2003.

The pro forma consolidated income statement for the twelve months ended March 31, 2003 is prepared as though the 2003 acquisition was completed April 1, 2002.

E.              ADJUSTMENT MADE TO THE PRO FORMA CONSOLIDATED ESTIMATED CASH MADE AVAILABLE BY OPERATIONS FOR THE YEAR ENDED MARCH 31, 2003.

Depreciation and Amortization has been eliminated.

Income from the joint venture has been adjusted to reflect cash received.

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Current Report of New England Realty Associates Limited Partnership on Form 8-K of our report dated June 24, 2003 on our audits of certain revenues and certain expenses of 9 School Street, Framingham, MA as of December 31, 2002.

/s/ Miller Wachman LLP
Boston, Massachusetts
June 24, 2003